GREENSPRING FUND,
                               INCORPORATED

                                  (LOGO)


                           THIRD QUARTER REPORT

                            SEPTEMBER 30, 2001





               This report is authorized for distribution
                only to shareholders who have received a
                 copy of the official Prospectus of the
                      Greenspring Fund, Incorporated.






                      Greenspring Fund, Incorporated

                                   October 2001



Dear Fellow Shareholders:

     The third quarter of 2001 was already shaping up to be a difficult one for most investors when the devastating tragedy of September 11, 2001 shocked the world. When the financial markets reopened, the reaction was decidedly negative, but manageable. With the stock market already being buffeted by concerns about the economy, stocks slid lower under heavy, but not panicky, selling. By the end of the quarter, stocks had experienced their worst quarter since the Crash of 1987. More than 99% of stock-based mutual funds lost money during the third quarter of 2001. The most well-known stock indices, the Dow Jones Industrial
Average, the Standard & Poor's 500 Index, the NASDAQ Composite, and the Russell 2000, declined during the quarter by 16%, 15%, 31%, and 21%, respectively.

     As is typically the case during difficult periods in the stock market, the Greenspring Fund was far less affected by the turmoil of the financial markets than most mutual funds. For the quarter ended September 30, 2001, the Greenspring Fund lost less than 8%. Through the first nine months of this year, the Fund has gained 1%, while all the popular market averages have posted double-digit losses. Subjecting our shareholders to below average volatility is a basic tenet of the Fund's investment philosophy. It is an ideal to which we are strongly committed and, in times like this past quarter, the importance of such a philosophy becomes very apparent.

     The Greenspring Fund's conservatively structured portfolio was better prepared than most mutual funds for the recent upheavals in the stock market. However, we have not been static in the management of the portfolio. We have been busy adjusting the mix of securities to adapt to the changing landscape. During the quarter, we reduced our exposure to certain securities, such as Personnel Group of America converts, where we believed the fundamentals had deteriorated due to either company-specific problems, or to the slowing economy. Other securities (Coastal
Bancorp and Mercantile Bankshares) were sold even though their fundamentals were still relatively healthy, but we felt that their valuations were rich when compared with their industry peers. We believe that we may get an opportunity to buy back the stocks at lower prices in the future. Additionally, we reduced our position in natural gas stocks by selling two successful investments,

                                   1
Mitchell Energy and Chieftain International, both of which had performed significantly better than their peers during recent months due to the fact that they were the subject of takeover proposals. Louis Dreyfus Natural Gas, also the subject of a takeover, was sold during the early days of October.

     On the buy side, we have proceeded carefully. We have continued with our theme of purchasing "busted" converts, a strategy that has fared well overall for the Greenspring Fund this year. Many of our recent purchases of convertible bonds have been of companies, such as Ciena Corp., Corning Inc., and ONI Systems, that have very strong balance sheets and very attractive yields to maturity. Although the price at which "busted" converts can be converted into common stock is well above current prices, these bonds are not immune from weakness in the underlying stocks. Temporary weakness in the convertible bonds resulting from weakness in the underlying common stocks is difficult to avoid, but is a short-term risk that we are more than willing to assume, because we strongly believe that the very attractive yields to maturity will still be realized upon maturity of the bonds.
Such temporary stock price weakness, with any resulting weakness in the convertible bond, does not cause us to lose any sleep worrying about whether or not we will achieve the expected returns that would be realized if the bonds are held to maturity, which is our usual intention given the short term nature of most of the converts we have purchased.

     Despite the short expected holding period of most of the Fund's bond portfolio, we continuously monitor the bond holdings in order to capitalize on selling opportunities. Just as certain equities can reach levels that we feel are too rich, the same can happen with our converts. A good example of the success of our "busted" convert theme is illustrated by the Fund's investment in Vitesse
Semiconductor converts, which we sold shortly after the quarter ended. We purchased the converts in April of 2001.
At that time, the common stock had declined from over $100 per share in March of 2000 to less than $20 per share. Although the stock had declined sharply, we did not believe the fundamentals of the company warranted our purchasing the common stock.

     The bonds, however, were a different story. Vitesse's balance sheet was strong. The company had more than $900 million in cash and investments, yet had only $720 million dollars in total debt, comprised almost entirely of the convertible bond issue. Although the Company's near term business prospects were not bright, we believed that, because Vitesse is a research and design firm and not a manufacturing company, it would not burn through its cash horde like many semiconductor manufacturing companies were doing. Shortly after we purchased the bonds, the Company began to buy back its bonds in the open market, taking advantage of an opportunity to purchase its converts at a sharp discount to their issue price. Clearly, the Company was distinguishing itself from those companies that were burning through their precious cash reserves.


                                   2
     During the ensuing six months, while the common stock continued its freefall, the convertible bonds actually rose in price, as investors recognized the financial strength of the Company. From the time we purchased the bonds in April 2001 to when we sold them in early October, Vitesse's common stock declined more than 55%, yet its convertible bonds actually gained almost 10%.
Even though we remain very confident in the Company's ability to service its debt on schedule and pay off the bonds at maturity, we sold the bonds because we were concerned that they would sink to levels more in line with the Company's peers. We will continue to monitor the trading in Vitesse Semiconductor bonds, and may very well re-enter the market if the bonds become available again at attractive levels.

     Other purchases have been made in high-yielding utilities, such as CMS Energy. In response to the weakening economy, the Federal Reserve has sharply lowered short-term interest rates. We believe that in this type of environment, stable, high-yielding utilities will begin to be better appreciated. With money market funds yielding less than 3%, and many investors increasingly nervous about the stock market, it is surprising that the safety and stability of utilities has not caused these stocks to be better performers in recent weeks. We will continue to be opportunistic in this area, looking to purchase undervalued utilities, but willing to sell others as they become fully valued.

     Finally, we have been purchasing certain securities of companies that are not particularly sensitive to the overall economy. Whether driven by government spending on infrastructure repair in the case of Insituform Technologies and Michael Baker, or spending by utilities or other companies less susceptible to an economic slowdown as in the case of Quanta Services, many companies are poised to come through an economic slowdown relatively unscathed. Yet, in some cases, stock prices of these companies have come down to very attractive levels, such as ten times earnings or less. Quanta Services is an example of such a well-managed, but inexpensively valued, company. Although Quanta Services has been negatively affected by the slowdown in the telecommunications industry, we are very encouraged about the prospects for Quanta Service's other business lines, such as servicing the electric and gas utilities. We have purchased both Quanta Services' convertible bonds, as well as its common stock.

     Looking at the economy, we would agree with those economists who say that we are in a recession. However, we also believe that the question as to whether or not we are in an "official" recession is not nearly as important as the financial press seems to believe. The financial press that covers economic issues often seems to put far too much emphasis on one "important" economic statistic at a time. Currently, it is whether or not we are in a recession. Everyone agrees that the economy has slowed, and will continue to slow. However, slowdowns are not uniform. Certain parts of the economy, for example, the telecommunications and technology industries, are in the midst of a very bad recession -the worst many company

                                   3
managers have ever seen. Spending on telecommunications equipment has dropped off the charts, many companies have filed for bankruptcy, recently constructed plants have been idled, and dozens of companies have laid off scores of workers. Workers and managers at these companies are not interested in whether or not the economists have labeled the economy as being in an "official" recession.

     More likely than not, by the time economists finally agree that we are in a recession, the recovery will be imminent. The Federal Reserve has pushed short-term interest rates down to very low levels. The federal government is determined to enact necessary legislation to stimulate the economy. The overbuilding and massive overcapacity in the telecom world will be worked through as the revolutionary technological advances of recent years become utilized by more and more businesses and individuals. The seeds of recovery have been sown, and although the economy and certain industries may remain barren for some time, the decline will be contained, and the recovery will follow.

     No matter the state of the economy as a whole, there are always certain industries and companies that perform better (or worse) than others. Similarly, in the financial markets, no matter what the environment is, one must remember that we are dealing with a market of thousands of stocks with thousands of interlocking individual supply/demand equations, not one unified stock market that goes up, or down, in unison. During a bear market, not all stocks go down; during a bull market, not all stocks go up. The Greenspring Fund's performance during the last four years supports both of those statements.

     We believe that the stock market will continue to be volatile over the next several months, driven by economic issues as well as developments in our anti-terrorism campaign. We believe that we will continue to be presented with opportunities to purchase stocks at very attractive levels, but we will try to be very patient, and wait for the "fastball down the middle of the plate" before swinging. On the other hand, we will continue to be willing to sell into a rally, believing that stocks will not return to the lofty valuations enjoyed during the late-1990's. Instead of waiting for a stock to be "richly-valued" before selling, we may be willing to take some money off the table when a stock has achieved only a premium valuation. The kind of volatile market that we envision is a favorable kind of market for a mutual fund such as the Greenspring Fund that prefers to complete a great deal of research before making an investment.

     As we proceed through these historic times, we do so with the hope that our leaders take the proper steps in their actions abroad and at home. We have confidence that President Bush and his supporting team will thoroughly analyze the ramifications of possible options that they have, and will react wisely to any counter maneuvers by our foes. The financial markets may at times be affected by such developments, but the economy as a whole remains quite strong and well diversified, although markedly weaker than

                                   4
a year ago. We believe the investment arena is much more rational than it was during the mania of the late-1990's and it is a type of environment in which we expect to do very well compared with most other mutual funds. We are looking forward to the balance of the year, and expect to be quite busy continuing to adjust the Greenspring Fund's portfolio.

                                   Respectfully,


                                   /s/Charles vK. Carlson
                                   Charles vK. Carlson
                                   President











                                   5
                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                            SEPTEMBER 30, 2001


COMMON STOCKS (47.01%)

   Shares                                                         Value
   ------                                                         -----
              Banks - Regional (3.21%)

    20,800    Carrollton Bancorp                               $   252,720
     6,100    Columbia Bancorp                                      88,084
    10,000    Provident Bankshares Corporation                     207,000
    14,476    SunTrust Banks, Inc.                                 964,102
                                                               -----------
                                                                 1,511,906
                                                               -----------

              Business and Public Services (0.55%)

    20,200   *Cendant Corporation                                  258,560
                                                               -----------
                                                                   258,560
                                                               -----------

              Communications Equipment (0.04%)

     5,000   *Agere Systems, Inc. Class A                           20,650
                                                               -----------
                                                                    20,650
                                                               -----------

              Construction Services (2.34%)

    10,000   *Insituform Technologies, Inc.                        170,500
    65,200   *Quanta Services, Inc.                                929,100
                                                               -----------
                                                                 1,099,600
                                                               -----------

              Diversified Natural Gas (4.80%)

     7,000    El Paso Corporation                                  290,850
     5,400    Equitable Resources, Inc.                            162,054
    16,800    Kinder Morgan, Inc.                                  826,728
    42,000    NiSource, Inc.                                       979,020
                                                               -----------
                                                                 2,258,652
                                                               -----------










                                   6
                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                            SEPTEMBER 30, 2001


COMMON STOCKS (CON'T)

   Shares                                                         Value
   ------                                                         -----
              Electric Power Generation (0.24%)

     7,000   *NRG Energy Inc.                                  $   113,470
                                                               -----------
                                                                   113,470
                                                               -----------

              Electrical Equipment (0.87%)

     8,700    Emerson Electric Co.                                 409,422
                                                               -----------
                                                                   409,422
                                                               -----------

              Electronic Instruments and Controls (0.92%)

    19,300    Technitrol, Inc.                                     430,390
                                                               -----------
                                                                   430,390
                                                               -----------

              Engineering Services (2.50%)

    96,100   *Michael Baker Corporation                          1,178,186
                                                               -----------
                                                                 1,178,186
                                                               -----------

              Industrial Gas (0.94%)

    33,400   *Airgas, Inc.                                         443,218
                                                               -----------
                                                                   443,218
                                                               -----------

              Insurance (9.03%)

     8,600    ALFA Corp.                                           193,371
    47,100   *Arch Capital Corp.                                   788,925
    34,450    PartnerRe, Ltd.                                    1,622,595
    65,000    UnumProvident Corp.                                1,641,250
                                                               -----------
                                                                 4,246,141
                                                               -----------







                                   7
                     GREENSPRING FUND, INCORPORATED
	                  PORTFOLIO OF INVESTMENTS
                           SEPTEMBER 30, 2001


COMMON STOCKS (CON'T)

   Shares                                                          Value
   ------                                                          -----
              Manufacturing (1.70%)

   154,900   *Middleby Corporation                              $   797,735
                                                                -----------
                                                                    797,735
                                                                -----------

              Media - Cable Television (2.03%)

     5,000    Comcast Corporation Class A                           177,750
    21,700   *Comcast Corporation Class A Special                   778,379
                                                                -----------
                                                                    956,129
                                                                -----------

              Multi-Industry (0.65%)

    10,000    Pentair, Inc.                                         307,700
                                                                -----------
                                                                    307,700
                                                                -----------

              Oil and Gas Exploration/Production (2.28%)

     3,900    Burlington Resources, Inc.                            133,419
    11,140    EOG Resources, Inc.                                   322,280
    15,800   *Louis Dreyfus Natural Gas                             614,620
                                                                -----------
                                                                  1,070,319
                                                                -----------

              Oil and Gas Service (0.67%)

     2,000   *Hanover Compressor Company                             43,280
    15,000   *Maverick Tube Corp.                                   135,900
    20,000   *NS Group, Inc.                                        136,000
                                                                -----------
                                                                    315,180
                                                                -----------

              Real Estate (0.28%)

    33,400    Center Trust, Inc.                                    128,924
                                                                -----------
                                                                    128,924
                                                                -----------


                                   8
                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                            SEPTEMBER 30, 2001


COMMON STOCKS (CON'T)

   Shares                                                          Value
   ------                                                          -----
              Savings Institutions (2.45%)

    30,000    Washington Mutual, Inc.                           $ 1,154,400
                                                                -----------
                                                                  1,154,400
                                                                -----------

              Semiconductor Components (0.55%)

    14,000   *Vishay Intertechnology, Inc.                          257,600
                                                                -----------
                                                                    257,600
                                                                -----------

              Semiconductor Equipment Manufacturer (0.11%)

    47,400   *Speedfam - IPEC, Inc.                                  52,140
                                                                -----------
                                                                     52,140
                                                                -----------

              Solid Waste Services (0.24%)

    18,100   *Waste Holdings, Inc.                                  111,315
                                                                -----------
                                                                    111,315
                                                                -----------

              Telecommunications (0.20%)

     6,436   *AT&T Wireless Services, Inc.                           96,154
                                                                -----------
                                                                     96,154
                                                                -----------

              Utilities - Electric (3.40%)

    66,000    CMS Energy, Inc.                                    1,320,000
    10,000    Utilicorp United                                      280,100
                                                                -----------
                                                                  1,600,100
                                                                -----------


                                   9
                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                            SEPTEMBER 30, 2001


COMMON STOCKS (CON'T)

   Shares                                                          Value
   ------                                                          -----
              Utilities - Natural Gas (7.01%)

     1,800    Chesapeake Utilities Corporation                  $    33,030
    30,000    NICOR, Inc.                                         1,162,500
    58,600    NUI Corporation                                     1,197,198
    29,100    Piedmont Natural Gas Company, Inc.                    906,174
                                                                -----------
                                                                  3,298,902
                                                                -----------

              Total Common Stocks (Cost $19,267,309)             22,116,793
                                                                ===========


INVESTMENT IN REGISTERED INVESTMENT COMPANY (1.00%)

    57,400    John Hancock Bank & Thrift Opportunity Fund           469,532
                                                                -----------
              Total Investment in Registered Investment
               Company (Cost $412,008)                              469,532
                                                                ===========














                                   10
                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                            SEPTEMBER 30, 2001


BONDS (37.51%)

   Principal
    Amount                                                         Value
    ------                                                         -----
              Convertible Bonds (36.61%)

  $1,585,000  Adaptec, Inc., 4.75%, 2/1/04                      $ 1,424,519
   1,915,000  Ciena Corporation, 3.75%, 2/1/08                    1,149,000
   2,070,000  Corning, Incorporated, 0%, 11/8/15                  1,152,731
     500,000  Getty Images, Inc., 5%, 3/15/07                       364,687
   8,722,000  Network Associates, 0%, 2/18/18                     3,866,750
   2,630,000  ONI Systems, 5%, 10/15/05                           1,647,037
   2,250,000  Quanta Services, Inc., 4%, 7/1/07                   1,482,188
   1,145,000  RadiSys Corporation, 5.5%, 8/15/07                    725,644
     270,000  Shaw Group, Inc., 0%, 5/1/21                          145,125
   2,461,000  SONICblue Incorporated, 5.75%, 10/01/03             1,279,720
   3,707,000  Speedfam - IPEC, Inc., 6.25%, 9/15/04               1,339,154
   2,445,000  TranSwitch Corporation, 4.5%, 9/12/05               1,697,747
   1,160,000  Vitesse Semiconductor, 4%, 3/15/05                    900,450
      47,000  Waste Management, Inc., 4%, 2/1/02                     46,856
                                                                -----------
                                                                 17,221,608
                                                                -----------

              Non-Convertible Bonds (0.90%)

     400,000  Sprint Spectrum, 11%, 8/15/06                         422,088
                                                                -----------
                                                                    422,088
                                                                -----------

              Total Bonds (Cost $19,933,495)                     17,643,696
                                                                ===========







                                   11
                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                            SEPTEMBER 30, 2001


SHORT-TERM INVESTMENTS (14.57%)

   Principal
    Amount                                                         Value
    ------                                                         -----
              Commercial Paper (11.69%)

  $2,000,000  Ford Motor Company, 3.18%, 10/2/01                $ 2,000,000
   1,500,000  General Motors Acceptance Corp., 2.95%, 10/9/01     1,500,000
   2,000,000  General Electric Capital Corp., 2.60%, 10/16/01     2,000,000
                                                                -----------
                                                                  5,500,000
                                                                -----------

              Other Short-Term Investments (2.88%)

   1,356,347  Temporary Investment Fund, Inc.                     1,356,347
                                                                -----------
                                                                  1,356,347
                                                                -----------

               Total Short-Term Investments (Cost $6,856,347)     6,856,347
                                                                ===========

               Total Investments (100.09%) (Cost $46,469,159)    47,086,368

               Other Assets Less Liabilities ((0.09%))              (41,427)
                                                                ------------

               Total Net Assets (100%)                          $47,044,941
                                                                ============

*  Non-income producing securities


                                   12
                      GREENSPRING FUND, INCORPORATED
                       PERFORMANCE SINCE INCEPTION


                            GREENSPRING FUND
               HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN


                                (GRAPH)

                       7/1/83              $10,000
                     12/31/83               11,223
                     12/31/84               12,692
                     12/31/85               15,238
                     12/31/86               17,668
                     12/31/87               19,304
                     12/31/88               22,389
                     12/31/89               24,762
                     12/31/90               23,149
                     12/31/91               27,626
                     12/31/92               32,190
                     12/31/93               36,906
                     12/31/94               37,952
                     12/31/95               45,082
                     12/31/96               55,291
                     12/31/97               68,532
                     12/31/98               57,585
                     12/31/99               59,108
                     12/31/00               68,354
                      9/30/01               69,056

*Figures include changes in principal value, reinvested dividends and capital gains distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, five and ten year periods ended September 30, 2001 were 4.17%, 6.34%, and 9.93%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown.

                                    13
                      Greenspring Fund, Incorporated
                      2330 West Joppa Road, Suite 110
                           Lutherville, MD 21093
                              (410) 823-5353
                              (800) 366-3863
                          www.greenspringfund.com


                                DIRECTORS
                      Charles vK. Carlson, Chairman
                           William E. Carlson
                               David T. Fu
                           Michael J. Fusting
                           Michael T. Godack
                           Richard Hynson, Jr.
                           Michael P. O'Boyle

                                OFFICERS
                           Charles vK. Carlson
                   President and Chief Executive Officer

                            Michael T. Godack
              Sr. Vice President and Chief Compliance Officer

                            Michael J. Fusting
              Sr. Vice President and Chief Financial Officer

                          Elizabeth Agresta Swam
                          Secretary and Treasurer

                            INVESTMENT ADVISER
                    Corbyn Investment Management, Inc.
                      2330 West Joppa Road, Suite 108
                        Lutherville, MD 21093-7207

                              TRANSFER AGENT
                                 PFPC Inc.
                           400 Bellevue Parkway
                           Wilmington, DE 19809
                               (800)576-7498

                               ADMINISTRATOR
                    Corbyn Investment Management, Inc.
                      2330 West Joppa Road, Suite 108
                        Lutherville, MD 21093-7207

                                 CUSTODIAN
                             PFPC Trust Company
                             8800 Tinicum Blvd.
                           Third Floor, Suite 200
                           Philadelphia, PA 19153

                          INDEPENDENT ACCOUNTANTS
                         PricewaterhouseCoopers LLP
                             250 W. Pratt Street
                          Baltimore, MD 21201-2304

                               LEGAL COUNSEL
                         Kirkpatrick & Lockhart LLP
                       1800 Massachusetts Avenue, N.W.
                          Washington, DC 20036-1800